ANNUAL REPORT   OCTOBER 31, 2000

Prudential
Value Fund

Fund Type Stock
Objective Capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Value Fund seeks capital
appreciation by investing primarily in stocks and convertible securities that provide investment income returns above those of the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE) Composite Index.
Until September 2000, the Fund also had an objective of current income (which was reflected in its former name, the Prudential Equity Income
Fund). It emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values, and looks for catalysts that will help to unlock the inherent value. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 10/31/00
23.7% Finance
14.7  Basic Materials
11.4  Consumer Cyclical
11.0  Technology
 6.9  Consumer Staples
 6.8  Energy
 6.3  Telecommunication Services
 5.9  Health Care
 3.5  Capital Goods
 2.4  Utilities
 1.4  Transportation
 6.0  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
 3.6% PaineWebber Group, Inc.
      Financial Services
 3.0  Nabisco Group Holding Corp.
      Foods
 2.9  Lehman Brothers Holdings, Inc.
      Financial Services
 2.8  Alcoa, Inc.
      Metals
 2.5  Allstate Corp.
      Insurance
 1.8  Equity Residential Properties Trust
      Real Estate Investment Trust
 1.8  Dow Chemical Co.
      Chemicals
 1.8  Philip Morris Companies, Inc.
      Tobacco
 1.8  Eastman Kodak Co.
      Diversified Consumer Products
 1.7  Humana, Inc.
      Health Care Services

Holdings are subject to change.

       www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 10/31/00

                                   One       Five       Ten        Since
                                   Year      Years     Years     Inception2
Class A                           17.60%    107.31%   332.87%      301.01%
Class B                           16.71      99.78    300.93       353.90
Class C                           16.71      99.78      N/A        121.32
Class Z                           17.94       N/A       N/A         88.93
Lipper Equity Income Fund Avg.3    6.02      94.77    321.43        ***
S&P 500 Index4                     6.08     166.59    489.93        ****

Average Annual Total Returns1              As of 10/31/00

                                   One       Five       Ten        Since
                                   Year      Years     Years     Inception2
Class A                           11.72%     14.52%    15.19%      13.22%
Class B                           11.71      14.73     14.90       11.61
Class C                           14.54      14.61      N/A        13.37
Class Z                           17.94       N/A       N/A        14.60

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
1/22/87; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Equity Income Fund category. The
Lipper average is unmanaged. Equity Income funds, by prospectus and portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

4 The Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.

***Lipper Since Inception returns are 272.70% for
Class A, 354.13% for Class B, 135.31% for
Class C, and 76.65% for Class Z, based on all funds in each share class.

****The S&P 500 Index Since Inception returns are
459.99% for Class A, 643.51% for Class B, 249.88%
for Class C, and 140.09% for Class Z.
                                              1

(LOGO)                      December 15, 2000

DEAR SHAREHOLDER,
During the one-year reporting period ended October
31, 2000, the Prudential Value Fund's Class A shares posted a 17.60% return--11.72% to those paying the one-time Class A share sales charge.
This compares very favorably to the 6.02% Lipper
Equity Income Fund Average, and the 7.11% Lipper
Large-Cap Value Fund Average. Value stock performance was lackluster during the first half of the reporting period. However, in recent months, value stocks have significantly outperformed growth stocks as investors have been drawn to their compelling fundamentals. During its fiscal year, the Fund was able to generate strong absolute and relative results for shareholders through astute sector and security selection.

A NEW NAME AND OBJECTIVE
In our last report to shareholders, we explained that the Fund's Board of Trustees had approved changing the Fund's name from the Prudential Equity
Income Fund to the Prudential Value Fund. In addition, a shareholder meeting has been held, at which the shareholders approved removing "current income" from the Fund's investment objective. With many corporations de-emphasizing dividends, it was becoming increasingly difficult for the Fund to generate income and to stay competitive in its ability to provide capital appreciation potential.
We believe this will provide your Fund's management team with greater flexibility. Moreover, if the Fund's performance in the last few months is any indication, we believe the change can help lead to solid performance results.

Sincerely,

David R. Odenath, Jr., President
Prudential Value Fund

Prudential Value Fund

   Annual Report   October 31, 2000

INVESTMENT ADVISER'S REPORT

A RETURN TO VALUE
Throughout the reporting period, the financial markets were characterized by a dramatic increase in volatility and shifting investment preferences.
To a great extent, the first half of the period favored growth stocks--in particular, large-capitalization growth and technology stocks. Then in mid-March, the markets abruptly corrected.
Continued strong economic growth, inflationary pressures, and rising interest rates were the main culprits.

While other types of stocks were dragged down during the correction, technology issues experienced the brunt of the decline. During this period, value stocks performed relatively well, outperforming growth stocks in April and May. Then in June, indicators showed that economic growth was finally beginning to moderate. The markets took this as a sign that the Federal Reserve Board (the
Fed) would move to a more neutral monetary policy.
As a result, investors stampeded back to growth stocks, and the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by more than 12%--one of the highest monthly spreads between growth and value since the inception of the indexes.

However, in July, investor sentiment abruptly changed again. The market became concerned that slower economic growth could equate to falling corporate profits. This led to a decline in the price of many growth stocks, in particular those with high valuations. At the same time, investors began to anticipate that the Fed's next move would be to lower interest rates to stimulate economic growth. This proved beneficial for many value stocks, especially cyclical companies and financials, which typically constitute a large component of the value index. All told, during three of the last four months of the reporting period, value stocks handily outperformed their growth counterparts.

                            July     August    September    October
Russell 1000 Value Index   +1.2%     +5.6%       +0.9%       +2.5%
Russell 1000 Growth Index  -4.2%     +9.1%       -9.5%       -4.8%

Prudential Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/00
---------------------------------------------------------------
3.6% PaineWebber Group, Inc./Financial Services
     PaineWebber is a major U.S. brokerage firm, with an emphasis in retail brokerage and over 300 offices and 6,000 financial advisors. It is precisely for this reason that Union Bank of Switzerland (UBS), with an existing investment banking and capital markets presence, is acquiring PaineWebber for a combination of stock and cash worth $73 per share.

3.0% Nabisco Group Holding Corp./Foods
     The company's major asset is an 80% share ownership in Nabisco Group, a manufacturer and marketer of cookies and crackers throughout the United States and the world. Its holding in Nabisco Group is in the process of being sold to Philip Morris, a deal that is expected to close by year-end. Immediately thereafter, Nabisco Group Holding is expected to be purchased by R. J. Reynolds for $30 per share in cash.

2.9% Lehman Brothers Holdings, Inc./Financial Services
     A leading investment bank that has exhibited exceptionally good cost control over the past five years. The firm has built a large equity presence in research, investment banking, and trading. More importantly, it is also continuing to gain market share in Europe, a rapidly developing market for investment banking and mergers and acquisitions comparable in potential size to the U.S. market.
     Given these positive attributes, we believe the firm's stock is trading at too large a discount (on a P/E basis) versus industry leaders Morgan
     Stanley, Merrill Lynch, and Goldman Sachs. Lastly,
     Lehman Brothers would be a highly attractive merger candidate for either a U.S. commercial bank or other global players looking to gain a foothold in the U.S. market.

2.8% Alcoa, Inc./Metals
     Alcoa is the dominant global producer of bauxite, aluminum alloy, and derivatives (i.e., fabricated aluminum products). It is pursuing a strategy of introducing higher-value end products, including those in packages, to earn higher and more stable returns on investment. As it stands, Alcoa has significant cost advantages over its competition, and the global supply/demand balance of aluminum is tightening, given the absorption of all the excess former Soviet Union capacity over the past decade.

2.5% Allstate Corp./Insurance
     The parent company of Allstate Insurance Company, which is engaged in the property-liability insurance, life insurance, and annuity businesses.
     The firm has good control over claims cost and is aggressively buying back its stock. In addition, we're seeing pricing improve in home and auto insurance. Allstate has provided new incentives to its agent force to boost sales and improve margins, and results are coming in positively. It is also strategically attractive to any financial institution that wants access to Allstate's millions of customers.

     Holdings are subject to change.
4
          www.prudential.com  (800) 225-1852

ASTUTE SECTOR POSITIONING
Throughout the reporting period, the Fund held approximately one-quarter of its portfolio in the financial sector. This position helped to enhance performance, especially during the last four months of the period. Stocks of many financial companies performed well when perception changed that the Fed's next move would be to lower interest rates.
Falling rates have the potential to enhance the profitability of financial companies, as they would lower the companies' costs of making loans. In addition, the Fund's significant holdings in the investment banking and brokerage industries, such as Lehman Brothers (see Comments on Largest
Holdings), PaineWebber (see Comments on Largest
Holdings), Bear Stearns, and AG Edwards, rose sharply, primarily due to rapid consolidation in the industry.

The Fund also benefited from a shift by investors to more defensive companies in the face of market turbulence. Defensive companies can be characterized as those firms that are not as affected by movements in the economy. Some examples include healthcare, packaged goods, and tobacco companies. In the healthcare sector, the Fund's
HMO, pharmaceutical, and hospital stocks generated solid returns. Fund holdings in this area included
Tenet Healthcare, HCA-The Healthcare Company, CVS
Corp., and Merck & Company, Inc. The Fund's exposure to packaged goods company Nabisco Group
Holding (see Comments on Largest Holdings) was very beneficial, as it appreciated substantially with the announcement that it was to be acquired by R.
J. Reynolds Tobacco Holdings, Inc. The Fund also held Philip Morris Companies, whose stock rose when several high-profile lawsuits were settled. In addition, its acquisition of Nabisco Group was viewed positively, as it would lower Philip Morris' exposure to tobacco.

REITS ON THE RISE
Another shining star amid the market turbulence was the performance of real estate investment trusts
(REITs). Investors embraced these stocks, as they offered relative safety, solid growth prospects, strong cash flows, and dividends. In addition, the operating results for many REITs were above

Prudential Value Fund

Annual Report	October 31, 2000

expectations, due to higher rental rate growth as a result of extremely positive supply and demand trends. The Fund maintained a strong presence in this sector, with holdings that included Equity
Residential Properties Trust; Crescent Real Estate
Equities, Inc.; and Vornado Realty Trust.

ENERGY SECTOR REBOUNDS
Supply and demand trends in the energy sector also enhanced the Fund's performance. Strong global economic growth has resulted in increasing demand for oil, while the OPEC nations have closely rationed its supply. Consequently, the price of oil rose from $11 a barrel in February 1999 to over $30 during the period under review. This subsequently caused the stocks of many oil and gas companies to appreciate. While the market has since priced falling oil prices into many oil stocks, we believe significant upside potential remains. With little excess capacity in many parts of the world, an increase in new exploration is likely to occur. We hold several oil service companies that could profit from such a scenario, including drilling companies Ensco International, Inc. and Diamond
Offshore, and marine construction supplier
McDermott International.

SELECTED TROUBLE SPOTS
By and large, the Fund has been rewarded for its sector and stock selection. However, there were several issues that did not meet our expectations.
For example, Verizon Communications fell due to delays in realizing cost synergies with its acquisition of GTE. Computer Associates also disappointed, as its price fell when it missed its second-quarter earnings estimate and projected a shortfall in the third quarter. In both cases, we eliminated our position and later repurchased the stocks at lower levels, as we believe the underlying long-term fundamentals of these companies are sound, and the temporary issues have been resolved.

We also saw several of our basic industry holdings in the chemical, aluminum, and paper areas decline when economic growth began to moderate. We believe our stocks in these industries have priced in a recession, and that they could be poised for a rebound when economic growth picks up steam.

               www.prudential.com  (800) 225-1852

A POSITIVE OUTLOOK
Looking ahead, we believe the economy is likely to experience a "soft landing," wherein growth slows, but not to an extent that could cause a recession.
Based on our outlook, we feel that value stocks could continue to offer solid returns for investors. At this point, it's also our opinion that the significant correction in the technology and telecommunications sectors has presented selective buying opportunities. We currently anticipate purchasing sound companies in these industries at attractive price-to-earnings multiples that haven't been seen in several years.

As always, we will continue our strategy of purchasing troubled stocks, not troubled companies.
That is, we look for stocks that are priced at a discount due to a misconception in the marketplace.
To do this, we focus on firms that possess free cash flow, a sound balance sheet, and a management team that is proactively working to close the gap between its stock price and the company's true value in the marketplace. This is determined by comparable takeover values, historical relationships, or an analysis of a company's "sum of its parts."

Prudential Value Fund Management Team

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.7%
     150,400   Boeing Co.                                           $     10,199,000
-------------------------------------------------------------------------------------
Agricultural Products  1.0%
     594,400   Monsanto Co.(a)(b)                                         15,157,200
-------------------------------------------------------------------------------------
Airlines  1.4%
     639,300   AMR Corp.(a)                                               20,937,075
-------------------------------------------------------------------------------------
Automobiles & Trucks  4.0%
      90,700   Borg-Warner Automotive, Inc.                                3,423,925
     191,800   Dana Corp.                                                  4,255,563
     441,602   Ford Motor Co.                                             11,536,852
     182,746   General Motors Corp.                                       11,353,095
     395,900   Navistar International Corp.(a)                            13,089,444
     548,700   Snap-On, Inc.                                              14,026,144
                                                                    ----------------
                                                                          57,685,023
-------------------------------------------------------------------------------------
Banks  5.1%
     413,200   Bank of America Corp.                                      19,859,425
     330,700   Bank One Corp.                                             12,070,550
     473,850   Chase Manhattan Corp.                                      21,560,175
     334,600   Comerica, Inc.                                             20,180,563
                                                                    ----------------
                                                                          73,670,713
-------------------------------------------------------------------------------------
Building & Construction  5.7%
     471,900   Centex Corp.(b)                                            17,460,300
     717,800   Hanson PLC., S.A., ADR (United Kingdom)                    18,842,250
     707,400   Kaufman & Broad Home Corp.(b)                              21,045,150
     343,900   Masco Corp.                                                 6,426,631
     582,600   Ryland Group, Inc.                                         18,788,850
                                                                    ----------------
                                                                          82,563,181
-------------------------------------------------------------------------------------
Chemicals  3.5%
     866,900   Dow Chemical Co.(b)                                        26,548,812
     844,500   Lyondell Chemical Co.                                      12,139,688

    8                                      See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     717,328   Millennium Chemicals, Inc.                           $     11,566,914
                                                                    ----------------
                                                                          50,255,414
-------------------------------------------------------------------------------------
Communications Equipment  1.1%
     241,341   General Motors Corp. (Class 'H' Stock)                      7,819,448
     355,200   Motorola, Inc.                                              8,857,800
                                                                    ----------------
                                                                          16,677,248
-------------------------------------------------------------------------------------
Computers  2.7%
     525,500   Compaq Computer Corp.                                      15,980,455
     239,100   International Business Machines Corp.                      23,551,350
                                                                    ----------------
                                                                          39,531,805
-------------------------------------------------------------------------------------
Computer Software & Services  2.8%
     715,000   Computer Associates International, Inc.                    22,790,625
     540,410   Sabre Holdings Corp.(a)                                    18,069,959
                                                                    ----------------
                                                                          40,860,584
-------------------------------------------------------------------------------------
Diversfied Consumer Products  2.9%
     587,000   Eastman Kodak Co.                                          26,341,625
     705,400   R.R. Donnelley & Sons, Co.                                 15,166,100
                                                                    ----------------
                                                                          41,507,725
-------------------------------------------------------------------------------------
Financial Services  14.9%
     600,300   Associates First Capital Corp.                             22,286,137
     358,627   Bear, Stearns & Co. Inc.                                   21,741,762
     401,200   Countrywide Mortgage Investments, Inc.                     15,019,925
     465,600   Edwards (A.G.), Inc.                                       23,629,200
     659,000   Lehman Brothers Holdings, Inc.                             42,505,500
     725,000   PaineWebber Group, Inc.                                    51,656,250
     280,200   PNC Financial Services Group                               18,738,375
     500,000   Washington Mutual, Inc.                                    22,000,000
                                                                    ----------------
                                                                         217,577,149
-------------------------------------------------------------------------------------
Foods  3.0%
   1,525,320   Nabisco Group Holding Corp.                                44,043,615

    See Notes to Financial Statements                                      9

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Health Care Services  4.4%
     246,400   Aetna, Inc.                                          $     14,245,000
     302,300   HCA Healthcare Co.                                         12,073,106
   2,074,700   Humana, Inc.(a)                                            25,155,738
     320,100   Tenet Healthcare Corp.(a)                                  12,583,931
                                                                    ----------------
                                                                          64,057,775
-------------------------------------------------------------------------------------
Insurance  4.3%
     893,900   Allstate Corp.                                             35,979,475
     358,800   Aon Corp.                                                  14,867,775
     149,800   Lincoln National Corp.                                      7,246,575
     313,800   Selective Insurance Group, Inc.                             5,413,050
                                                                    ----------------
                                                                          63,506,875
-------------------------------------------------------------------------------------
Machinery & Equipment  0.4%
      90,100   Cascade Corp.                                               1,430,338
     135,000   Caterpillar, Inc.                                           4,733,437
                                                                    ----------------
                                                                           6,163,775
-------------------------------------------------------------------------------------
Metals  4.4%
   1,422,998   Alcoa Inc.                                                 40,822,255
     153,600   Phelps Dodge Corp.                                          7,180,800
     540,200   Stillwater Mining Co.(a)                                   15,665,800
                                                                    ----------------
                                                                          63,668,855
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.8%
   1,447,600   Xerox Corp.                                                12,214,125
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.4%
      64,700   Amerada Hess Corp.                                          4,011,400
     459,200   Conoco, Inc.                                               11,853,100
     178,200   USX - Marathon Group                                        4,844,813
                                                                    ----------------
                                                                          20,709,313

    10                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Oil Services  3.7%
     580,800   ENSCO International, Inc.                            $     19,311,600
   1,924,900   McDermott International, Inc.                              18,647,469
     443,100   Noble Affiliates, Inc.                                     16,256,231
                                                                    ----------------
                                                                          54,215,300
-------------------------------------------------------------------------------------
Paper & Forest Products  3.6%
     779,100   Georgia-Pacific Corp.                                      20,938,312
     973,900   Longview Fibre Co.                                         13,269,388
     822,600   Louisiana-Pacific Corp.                                     6,992,100
     308,200   Rayonier, Inc.                                             10,844,788
                                                                    ----------------
                                                                          52,044,588
-------------------------------------------------------------------------------------
Pharmaceuticals  0.6%
      96,700   Merck & Co., Inc.                                           8,696,956
-------------------------------------------------------------------------------------
Real Estate Investment Trust  5.5%
     325,900   Boston Properties, Inc.                                    13,198,950
     893,900   Crescent Real Estate Equities Co.                          17,989,738
     568,600   Equity Residential Properties Trust                        26,759,737
     626,900   Vornado Realty Trust                                       21,823,956
                                                                    ----------------
                                                                          79,772,381
-------------------------------------------------------------------------------------
Restaurants  0.8%
     395,600   McDonald's Corp.                                           12,263,600
-------------------------------------------------------------------------------------
Retail  2.0%
     124,000   CVS Corp.                                                   6,564,250
     244,300   Dillard's, Inc.                                             2,565,150
     582,300   Federated Department Stores, Inc.(a)                       18,961,144
                                                                    ----------------
                                                                          28,090,544
-------------------------------------------------------------------------------------
Steel  0.9%
     598,200   AK Steel Holding Corp.(b)                                   5,533,350
     483,000   USX Corp.-U.S. Steel Group                                  7,697,813
                                                                    ----------------
                                                                          13,231,163

    See Notes to Financial Statements                                     11

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Telephones  6.3%
     361,800   AT&T Corp.                                           $      8,389,237
     244,200   CenturyTel, Inc.                                            9,401,700
     247,700   SBC Communications, Inc.                                   14,289,194
     741,300   Sprint Corp.                                               18,903,150
     274,900   Verizon Communications                                     15,892,656
   1,047,100   WorldCom, Inc.                                             24,868,625
                                                                    ----------------
                                                                          91,744,562
-------------------------------------------------------------------------------------
Tobacco  3.2%
     724,100   Philip Morris Companies, Inc.                              26,520,162
     541,540   R.J. Reynolds Tobacco Holdings Inc.                        19,360,055
                                                                    ----------------
                                                                          45,880,217
-------------------------------------------------------------------------------------
Utilities  2.4%
     321,100   Exelon Corp.                                               19,306,137
     643,800   NiSource Inc.(b)                                           16,054,763
                                                                    ----------------
                                                                          35,360,900
-------------------------------------------------------------------------------------
Waste Management  0.5%
     337,400   Waste Management, Inc.                                      6,748,000
                                                                    ----------------
               Total common stocks
                (cost $1,151,423,074)                                  1,369,034,661
                                                                    ----------------
               Total long-term investments (cost $1,151,423,074)       1,369,034,661
                                                                    ----------------
SHORT-TERM INVESTMENTS  4.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Commercial Paper  4.0%
               Phillips Petroleum Co.
$     12,000   6.72%, 11/15/00(c)                                         11,968,640
               Salomon Smith Barney Inc.
       6,000   6.51%, 11/8/00(c)                                           5,992,405

    12                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
              Sears Roebuck & Co.
$     1,700   6.70%, 11/6/00(c)                                     $      1,678,437
      2,600   6.75%, 11/16/00(c)                                           2,592,687
      3,500   6.85%, 11/1/00(c)                                            3,480,000
              Sprint Capital Corp.
      2,500   6.69%, 11/10/00(c)                                           2,450,894
              Tennessee Gas
     14,320   6.72%, 12/6/00(c)                                           14,226,443
              TRW Inc.
      2,000   6.71%, 11/17/00(c)                                           1,994,035
              Viacom Inc.
     13,500   6.85%, 11/1/00(c)                                           13,500,000
                                                                    ----------------
              Total commercial paper (cost $57,883,541)                   57,883,541
                                                                    ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  0.9%
     12,950   Joint Repurchase Agreement Account,
               6.55%, 11/1/00
               (cost $12,950,000; Note 5)                                 12,950,000
                                                                    ----------------
              Total short-term investments (cost $70,833,541)             70,833,541
                                                                    ----------------
              Total Investments  98.9%
               (cost $1,222,256,615; Note 4)                           1,439,868,202
              Other assets in excess of liabilities  1.1%                 16,155,733
                                                                    ----------------
              Net Assets  100%                                      $  1,456,023,935
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
PLC--Public Limited Company.
    See Notes to Financial Statements                                     13

       Prudential Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,222,256,615)                        $1,439,868,202
Cash                                                                      139,667
Receivable for investments sold                                        91,742,825
Dividends and interest receivable                                       1,771,923
Receivable for Fund shares sold                                           508,025
Receivable for securities lending                                         462,224
Prepaid expenses                                                           25,413
                                                                  ----------------
      Total assets                                                  1,534,518,279
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan                57,449,650
Payable for investments purchased                                      15,037,014
Payable for Fund shares reacquired                                      3,318,018
Securities lending rebate payable                                         794,391
Distribution fee payable                                                  666,735
Management fee payable                                                    622,518
Accrued expenses                                                          606,018
                                                                  ----------------
      Total liabilities                                                78,494,344
                                                                  ----------------
NET ASSETS                                                         $1,456,023,935
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      789,576
   Paid-in capital in excess of par                                 1,145,241,569
                                                                  ----------------
                                                                    1,146,031,145
   Undistributed net investment income                                  3,948,546
   Accumulated net realized gains                                      88,432,657
   Net unrealized appreciation on investments                         217,611,587
                                                                  ----------------
Net assets, October 31, 2000                                       $1,456,023,935
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($634,991,095 / 34,346,885 shares of beneficial interest
      issued and outstanding)                                              $18.49
   Maximum sales charge (5% of offering price)                                .97
                                                                  ----------------
   Maximum offering price to public                                        $19.46
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($639,755,239 / 34,810,604 shares of beneficial
      interest issued and outstanding)                                     $18.38
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($28,031,905 / 1,525,289 shares of beneficial interest
      issued and outstanding)                                              $18.38
   Sales charge (1% of offering price)                                        .19
                                                                  ----------------
   Offering price to public                                                $18.57
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($153,245,696 / 8,274,807 shares of beneficial
      interest issued and outstanding)                                     $18.52
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $279,767)         $ 43,252,730
   Interest                                                            2,127,236
   Income from securities loaned, (net)                                  407,849
                                                                  ----------------
      Total income                                                    45,787,815
                                                                  ----------------
Expenses
   Management fee                                                      7,960,211
   Distribution fee--Class A                                           1,427,621
   Distribution fee--Class B                                           7,787,217
   Distribution fee--Class C                                             277,821
   Transfer agent's fees and expenses                                  4,895,000
   Reports to shareholders                                               496,000
   Custodian's fees and expenses                                         180,000
   Registration fees                                                     129,000
   Legal fees and expenses                                                65,000
   Insurance                                                              30,000
   Trustees' fees and expenses                                            26,000
   Audit fee                                                              25,000
   Miscellaneous                                                          28,154
                                                                  ----------------
      Total operating expenses                                        23,327,024
      Loan interest expense                                               24,905
                                                                  ----------------
      Total expenses                                                  23,351,929
                                                                  ----------------
Net investment income                                                 22,435,886
                                                                  ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
   CURRENCIES
Net realized gain on:
   Investment transactions                                           125,879,403
                                                                  ----------------
Net change in unrealized appreciation of:
   Investments                                                        77,604,439
   Foreign currencies                                                        875
                                                                  ----------------
                                                                      77,605,314
                                                                  ----------------
Net gain on investments and foreign currencies                       203,484,717
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $225,920,603
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Changes in Net Assets

                                                       Year                Year
                                                      Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $   22,435,886      $   26,176,349
   Net realized gain (loss) on investments and
      foreign currency transactions                  125,879,403         216,506,120
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                              77,605,314        (142,075,336)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                      225,920,603         100,607,133
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (8,414,130)        (11,212,454)
      Class B                                         (7,631,516)        (11,757,902)
      Class C                                           (265,034)           (360,445)
      Class Z                                         (2,338,544)         (2,845,548)
                                                 ----------------    ----------------
                                                     (18,649,224)        (26,176,349)
                                                 ----------------    ----------------
   Dividends in excess of net investment
      income
      Class A                                                 --          (1,032,878)
      Class B                                                 --          (1,796,239)
      Class C                                                 --             (55,705)
      Class Z                                                 --            (189,062)
                                                 ----------------    ----------------
                                                              --          (3,073,884)
                                                 ----------------    ----------------
   Distributions from net realized gains
      Class A                                        (72,440,679)        (36,735,180)
      Class B                                       (117,327,735)        (73,406,073)
      Class C                                         (3,915,411)         (2,177,750)
      Class Z                                        (16,674,813)         (7,944,744)
                                                 ----------------    ----------------
                                                    (210,358,638)       (120,263,747)
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential Value Fund
             Statement of Changes in Net Assets Cont'd.

                                                       Year                Year
                                                      Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                      $  390,599,191      $  495,723,387
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  213,734,690         138,241,458
   Cost of shares reacquired                        (941,250,989)       (908,444,366)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (336,917,108)       (274,479,521)
                                                 ----------------    ----------------
Total increase (decrease)                           (340,004,367)       (323,386,368)
NET ASSETS
Beginning of year                                  1,796,028,302       2,119,414,670
                                                 ----------------    ----------------
End of year(a)                                    $1,456,023,935      $1,796,028,302
                                                 ----------------    ----------------
                                                 ----------------    ----------------
(a) Includes undistributed net investment
    income of                                     $    3,948,546      $           --
                                                 ----------------    ----------------

    18                                     See Notes to Financial Statements

       Prudential Value Fund
             Notes to Financial Statements

      Prudential Value Fund (the 'Fund'), formerly known as Prudential Equity Income Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
                                                                          19

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    20

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $161,884, decrease accumulated net realized gains on investments by $35,576,564 and increase paid-in capital by $35,414,680 for redemptions utilized as distributions for federal income tax purposes and reclassification of dividend income. Net investment income, net realized gains and net assets were not affected by these changes.
                                                                          21

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through September 6, 2000. Effective September 7, 2000, the Board of Trustees terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through September 6, 2000, the subadvisory fee paid to PIC, and from September 7 through October 31, 2000, the subadvisory fee paid to Jennison, by PIFM, was computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets up to $500 million, .238 of 1% of the next $500 million, .214 of 1% of the next $500 million and .191 of 1% of the average daily net assets in excess of $1.5 billion. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 2000, respectively.
    22

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that it has received approximately $171,300 and $15,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2000, it received approximately $1,831,300 and $9,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Fund incurred fees of approximately $3,965,000 for the services of PMFS. As of October 31, 2000, approximately $297,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), which is an indirect wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2000, PSI has been compensated approximately $117,600 for these services, of which $15,248 is payable to PSI as of October 31, 2000.

      For the year ended October 31, 2000, PSI earned approximately $121,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $958,893,626 and $1,576,805,762, respectively.

      The cost basis of investments for federal income tax purposes at October 31, 2000 was $1,224,529,246 and, accordingly, net unrealized appreciation for federal income tax purposes was $215,338,956 (gross unrealized appreciation--$314,589,318; gross unrealized depreciation--$99,250,362).

      As of October 31, 2000, the Fund had securities on loan with an aggregate market value of $56,964,153. The Fund received $57,449,650 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.
                                                                          23

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2000, the Fund had a 2% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $12,950,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
    24

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  16,239,578    $ 271,651,321
Shares issued in reinvestment of dividends and
  distributions                                               4,655,162       74,741,526
Shares reacquired                                           (29,324,857)    (487,357,080)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (8,430,117)    (140,964,233)
Shares issued upon conversion from Class B                    8,585,962      146,809,863
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   155,845    $   5,845,630
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                  16,694,821    $ 317,280,599
Shares issued in reinvestment of dividends and
  distributions                                               2,467,403       44,364,034
Shares reacquired                                           (22,063,847)    (415,812,468)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,901,623)     (54,167,835)
Shares issued upon conversion from Class B                    2,822,586       53,289,360
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (79,037)   $    (878,475)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   3,064,228    $  50,419,268
Shares issued in reinvestment of dividends and
  distributions                                               7,244,525      115,969,688
Shares reacquired                                           (22,608,200)    (368,841,352)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (12,299,447)    (202,452,396)
Shares reacquired upon conversion into Class A               (8,623,583)    (146,809,863)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (20,923,030)   $(349,262,259)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   5,716,752    $ 108,733,754
Shares issued in reinvestment of dividends and
  distributions                                               4,509,403       80,447,105
Shares reacquired                                           (21,658,431)    (404,250,026)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (11,432,276)    (215,069,167)
Shares reacquired upon conversion into Class A               (2,833,175)     (53,289,360)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (14,265,451)   $(268,358,527)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                     585,057    $   9,888,624
Shares issued in reinvestment of dividends and
  distributions                                                 253,477        4,057,806
Shares reacquired                                            (1,178,817)     (19,309,480)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (340,283)   $  (5,363,050)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                     736,586    $  14,065,037
Shares issued in reinvestment of dividends and
  distributions                                                 139,408        2,487,645
Shares reacquired                                            (1,055,951)     (19,790,850)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (179,957)   $  (3,238,168)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   3,548,279    $  58,639,978
Shares issued in reinvestment of dividends and
  distributions                                               1,180,252       18,965,670
Shares reacquired                                            (3,982,546)     (65,743,077)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   745,985    $  11,862,571
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   2,860,602    $  55,643,997
Shares issued in reinvestment of dividends and
  distributions                                                 607,453       10,942,674
Shares reacquired                                            (3,605,044)     (68,591,022)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (136,989)   $  (2,004,351)
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended October 31, 2000. The average daily balance the Fund had outstanding during the year was approximately $6,041,211 at a weighted average interest rate of approximately 6.31%.
    26

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 8. Change in Subadvisor
On November 28, 2000, the Board of Trustees approved a change in the subadvisor of the Fund from Jennison to Deutsche Asset Management Inc. and Key Asset Management Inc. Each will replace Jennison as to a portion of the Fund's assets effective in early February 2001.
                                                                          27

       Prudential Value Fund
             Financial Highlights

                                                                      Class A
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.12
                                                                  ----------------
Income from investment operations
Net investment income                                                      .31
Net realized and unrealized gain (loss) on investment
   transactions                                                           2.49
                                                                  ----------------
   Total from investment operations                                       2.80
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (.25)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                  ----------------
   Total distributions                                                  (2.43)
                                                                  ----------------
Net asset value, end of year                                          $  18.49
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                         17.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $634,991
Average net assets (000)                                              $571,048
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(b)                                                             1.16%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.83%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    28                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  18.63             $  21.00             $  15.43             $  14.40
----------------     ----------------     ----------------     ----------------
         .33                  .45                  .45                  .47
         .58                 (.49)                6.29                 1.75
----------------     ----------------     ----------------     ----------------
         .91                 (.04)                6.74                 2.22
----------------     ----------------     ----------------     ----------------
        (.33)                (.44)                (.43)                (.49)
        (.03)                  --                   --                   --
       (1.06)               (1.89)                (.74)                (.70)
----------------     ----------------     ----------------     ----------------
       (1.42)               (2.33)               (1.17)               (1.19)
----------------     ----------------     ----------------     ----------------
    $  18.12             $  18.63             $  21.00             $  15.43
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.03%                (.65)%              45.68%               15.97%
    $619,469             $638,547             $570,146             $341,717
    $653,798             $655,776             $454,892             $310,335
        1.02%                 .91%                 .94%                 .98%
         .77%                 .66%                 .69%                 .73%
        1.71%                2.19%                2.32%                3.26%
          17%                  22%                  36%                  36%

    See Notes to Financial Statements                                     29

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.06
                                                                  ----------------
Income from investment operations
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investment
transactions                                                              2.46
                                                                  ----------------
   Total from investment operations                                       2.66
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (.16)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                  ----------------
   Total distributions                                                  (2.34)
                                                                  ----------------
Net asset value, end of year                                          $  18.38
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                         16.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $639,755
Average net assets (000)                                              $778,722
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.13%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
   $    18.57           $    20.93           $    15.39            $  14.36
----------------     ----------------     ----------------     ----------------
          .19                  .29                  .29                 .39
          .58                 (.48)                6.29                1.71
----------------     ----------------     ----------------     ----------------
          .77                 (.19)                6.58                2.10
----------------     ----------------     ----------------     ----------------
         (.19)                (.28)                (.30)               (.37)
         (.03)                  --                   --                  --
        (1.06)               (1.89)                (.74)               (.70)
----------------     ----------------     ----------------     ----------------
        (1.28)               (2.17)               (1.04)              (1.07)
----------------     ----------------     ----------------     ----------------
   $    18.06           $    18.57           $    20.93            $  15.39
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         4.25%               (1.35)%              44.60%              15.12%
   $1,006,346           $1,299,962           $1,250,216            $929,948
   $1,200,663           $1,391,826           $1,072,118            $951,220
         1.77%                1.66%                1.69%               1.73%
          .77%                 .66%                 .69%                .73%
          .98%                1.44%                1.60%               2.51%

    See Notes to Financial Statements                                     31

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.06
                                                                      --------
Income from investment operations
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              2.47
                                                                      --------
  Total from investment operations                                        2.66
                                                                      --------
Less distributions
Dividends from net investment income                                     (.16)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                      --------
      Total distributions                                               (2.34)
                                                                      --------
Net asset value, end of year                                          $  18.38
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                         16.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 28,032
Average net assets (000)                                              $ 27,782
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.10%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  18.57             $  20.93             $  15.39              $14.36
    --------             --------             --------             -------
         .19                  .30                  .37                 .38
         .58                 (.49)                6.21                1.72
    --------             --------             --------             -------
         .77                 (.19)                6.58                2.10
    --------             --------             --------             -------
        (.19)                (.28)                (.30)               (.37)
        (.03)                  --                   --                  --
       (1.06)               (1.89)                (.74)               (.70)
    --------             --------             --------             -------
       (1.28)               (2.17)               (1.04)              (1.07)
    --------             --------             --------             -------
    $  18.06             $  18.57             $  20.93              $15.39
    --------             --------             --------             -------
    --------             --------             --------             -------
        4.25%               (1.35)%              44.60%              15.12%
    $ 33,685             $ 37,988             $ 17,911              $8,511
    $ 36,981             $ 31,345             $ 11,432              $6,730
        1.77%                1.66%                1.69%               1.73%
         .77%                 .66%                 .69%                .73%
         .98%                1.47%                1.53%               2.51%

    See Notes to Financial Statements                                     33

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.13
                                                                  ----------------
Income from investment operations
Net investment income                                                      .35
Net realized and unrealized gain (loss) on investment
transactions                                                              2.50
                                                                  ----------------
   Total from investment operations                                       2.85
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (.28)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                  ----------------
      Total distributions                                               (2.46)
                                                                  ----------------
Net asset value, end of year                                          $  18.52
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                         17.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $153,246
Average net assets (000)                                              $141,384
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  2.07%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    34                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
                  Year Ended October 31,                        March 1, 1996(c)
----------------------------------------------------------           Through
      1999                 1998                 1997             October 31,1996
----------------------------------------------------------------------------------------
    $  18.64             $  21.00             $  15.42              $   15.13
----------------     ----------------     ----------------         ----------
         .38                  .52                  .36                    .38
         .58                 (.51)                6.43                    .30
----------------     ----------------     ----------------         ----------
         .96                  .01                 6.79                    .68
----------------     ----------------     ----------------         ----------
        (.38)                (.48)                (.47)                  (.39)
        (.03)                  --                   --                     --
       (1.06)               (1.89)                (.74)                    --
----------------     ----------------     ----------------         ----------
       (1.47)               (2.37)               (1.21)                  (.39)
----------------     ----------------     ----------------         ----------
    $  18.13             $  18.64             $  21.00              $   15.42
----------------     ----------------     ----------------         ----------
----------------     ----------------     ----------------         ----------
        5.28%                (.40)%              46.12%                  4.55%
    $136,529             $142,918             $ 74,956              $  44,509
    $144,747             $103,474             $ 57,369              $  24,641
         .77%                 .66%                 .69%                   .73%(b)
         .77%                 .66%                 .69%                   .73%(b)
        1.97%                2.49%                2.58%                  3.51%(b)

    See Notes to Financial Statements                                     35

       Prudential Value Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Value Fund (the 'Fund'), formerly, Prudential Equity Income Fund, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 5, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000
    36

       Prudential Value Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended October 31, 2000.

      During the fiscal year ended October 31, 2000, the Fund paid dividends of $2.43 per Class A share, $2.34 per Class B share, $2.34 per Class C share and $2.46 per Class Z share. Of these amounts, $2.15 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.28 per Class A share, $.19 per Class B share, $.19 per Class C share and $.31 per Class Z share represents dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.48 per Class A, Class B, Class C and Class Z shares of long-term capital gains. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended October 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099.
                                                                          37

Prudential Value Fund

     Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
         www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Value Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

          www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Value Fund

Class A    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                     One Year     Five Years      Ten Years      (1/22/90)
With Sales Charge     11.72%        14.52%          15.19%        13.22%
Without Sales Charge  17.60%        15.70%          15.78%        13.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Value Fund (Class A shares) with a similar investment in the Standard
& Poor's 500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account value at October 31, 1990, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class B    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                     One Year     Five Years      Ten Years      (1/22/87)
With Sales Charge     11.71%        14.73%          14.90%         11.61%
Without Sales Charge  16.71%        14.84%          14.90%         11.61%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Value Fund (Class
B shares) with a similar investment in the S&P
500 Index by portraying the initial account value at October 31, 1990, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Value Fund

Class C    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                      One Year       Five Years    Ten Years    Since Inception
With Sales Charge      14.54%          14.61%         N/A            13.37%
Without Sales Charge   16.71%          14.84%         N/A            13.55%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Value Fund
(Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

        www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 10/31/00
                      One Year       Five Years    Ten Years    Since Inception
With Sales Charge      17.94%           N/A           N/A            14.60%
Without Sales Charge   17.94%           N/A           N/A            14.60%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Value Fund
(Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ      CUSIP
Class A         PBEAX     74438J105
Class B         PBQIX     74438J204
Class C         PEICX     74438J303
Class Z         PEIZX     74438J402

MF131E

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